FORM 8-K

                 SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC 20549

                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934.

 Date of Report (Date of earliest event reported) November 26, 1996.


                    DCI Telecommunications, Inc.
---------------------------------------------------------------------
       (Exact name of registrant as specified in its charter)


   Colorado                     2-96976-D               84-1155041
---------------------------------------------------------------------
(State or other             (Commission File        (IRS Employer
   jurisdiction of            Number)                 Identification
   incorporation)                                     Number)

                   611 Access Road, Stratford, CT 06497
    -----------------------------------------------------------------
              (Address of principal executive offices)

 Registrant's telephone number, including area code:  (203) 380-0910

                      ------------------------

--------------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

   Attached is a copy of the Escrow Agreement among the selling shareholders of Muller Media, Inc. and DCI Telecommunications, Inc., dated November 26, 1996.

                        ESCROW AGREEMENT

ESCROW AGREEMENT, dated as of this 26th day of November, 1996 by and among DCI Telecommunications Inc. ("DCI"); Muller Media, Inc. ("MMI"); Robert Muller ("Muller"); Daniel Mulholland ("Mulholland";
together with MMI and Muller, the "Sellers"); and Whitman Breed Abbott & Morgan and Pavia & Harcourt (individually an "Escrow Agent" or together the "Escrow Agents").


                      W I T N E S S E T H

     WHEREAS,   DCI  and the Sellers are parties to a Stock  Purchase
Agreement dated November 26, 1996 (the "Purchase Agreement"); and

     WHEREAS, DCI and the Sellers wish to place certain documents in escrow as provided in the Purchase Agreement upon the terms and conditions set forth in this Agreement; and

     WHEREAS,   the Escrow Agents, who are counsel for the respective
parties, are willing to act as escrow agents in accordance with the terms of this Agreement; and

     WHEREAS, capitalized terms not defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

     1. Appointment. DCI and the Sellers hereby appoint Whitman Breed Abbott & Morgan and Pavia & Harcourt to serve jointly as escrow agents, and the Escrow Agents accept such appointment, in accordance with the terms of this Agreement.

     2. Escrowed Documents. DCI and the Sellers have deposited with the Escrow Agent, the documents listed on Exhibit 1 attached hereto (together, the "Escrowed Documents").

     3. Conditions of Escrow. The Escrow Agents shall act jointly by mutual agreement with respect to any distribution of the Escrowed Documents to any party. The Escrow Agents shall release the Escrowed Documents only in accordance with the provisions set forth in this
Section 3 and DCI and the Sellers each hereby authorizes the Escrow Agents to release the Escrowed Documents in such manner.

     The Escrow Agents shall distribute the Escrowed Documents or any portion thereof promptly upon written direction to do so by all of DCI and the Sellers.

     4.   Provisions Concerning Escrow Agents.

          (a) No amendment to or modification of this Agreement shall affect the rights and duties of the Escrow Agents unless and until the Escrow Agents has consented thereto in writing.

          (b) In performing their duties hereunder, the Escrow Agents shall not incur any liability to anyone for any damages, losses or expenses unless, with respect to any Escrow Agent, such damages, losses or expenses were incurred as a direct result of an act or omission of such Escrow Agent constituting a willful default, gross negligence or fraud. Further, and without limiting the foregoing the Escrow Agents shall not incur liability with respect to:

          (i)  Any action taken or omitted in good
          faith upon advice of counsel (including members of Escrow Agent) given with respect to any questions relating to its duties and responsibilities as described herein; or

          (ii) Any action taken or omitted in reliance upon any written notice, release or other document provided to it, as to the genuineness of the signatures thereon, its due execution, the validity and effectiveness of its provisions, and the truth and accuracy of the information contained therein.

          (c) The Escrow Agents shall not be responsible for initiating any action or proceeding hereunder. DCI shall indemnify and hold harmless Whitman Breed Abbott & Morgan, or any escrow agent which is a successor hereunder to Whitman Breed Abbott & Morgan, and the Sellers shall indemnify and hold harmless Pavia & Harcourt or any escrow agent which is a successor hereunder to Pavia & Harcourt, from and against, any and all claims, actions, demands, losses, damages, expenses (including but not limited to court costs and attorneys' fees) and liabilities that may be brought against, or imposed upon the Escrow Agents or incurred by the Escrow Agents in connection with the performance of their duties hereunder, including any claims of third parties to any portion of the Escrowed Documents.

          (d) Either Escrow Agent may resign at any time by delivering written notice to the other parties hereto. In the event of the resignation of Whitman Breed Abbott & Morgan, DCI shall promptly appoint a substitute escrow agent. In the event of the resignation of Pavia & Harcourt, MMI shall then promptly appoint a substitute escrow agent. A resigning Escrow Agent shall be discharged from all duties and liabilities under this Agreement upon delivery of the Escrowed Documents in its possession to the substitute escrow agent. Any such substitute Escrow Agent shall assume all the obligations of an Escrow Agent set forth in this Agreement. If no substitute escrow agent is appointed promptly, the resigning Escrow Agent shall have the right to deposit the Escrowed Documents held by it with a court of competent jurisdiction. Upon depositing such Escrowed Documents with the court, such Escrow Agent's duties hereunder shall be terminated.

          (e) Neither Escrow Agent shall be prohibited, by reason of being appointed escrow agent or acting hereunder, from continuing to act as attorney for a party to this Agreement.

          (f) The Escrow Agent shall have no duties or responsibilities except as expressly provided in this Agreement and no implied duties or obligations shall be imposed on the Escrow Agents. The Escrow Agents shall have no liability or responsibility with respect to or arising out of any agreement to which the Escrow Agents are not a party, notwithstanding the fact that reference thereto may be made herein.

          (g) The Escrow Agents may act in reliance upon any instrument or signature believed by them to be genuine and may assume that any person purporting to give any writing, notice, advice or instrument in connection with the provisions hereof has been duly authorized to do so.

          (h) In the performance of their duties hereunder, the Escrow Agents shall not be liable for any error of judgment or execution, or for any act done or step taken, or omitted by them in good faith, or for any mistake of law or fact; provided that an Escrow Agent shall be liable for damages, losses or expenses incurred as a direct result of any act or omission constituting willful default, gross negligence or fraud of such Escrow Agent. The Escrow Agents may consult with, and obtain advice from legal counsel (including members of Escrow Agents) in the event of any dispute or question as to the performance or construction of any of the provisions hereof or its duties hereunder and shall incur no liability for their acts in good faith in accordance with the opinion and instructions of such counsel.

          (i) In case any property held by the Escrow Agents hereunder shall be attached, garnished or levied upon under any order of court, or the delivery thereof shall be stayed or enjoined by any order of court, or any other order, judgment or decree shall be made or entered by any court affecting such property, or any part thereof, or any act of the the Escrow Agents, They are hereby expressly authorized in their sole discretion to obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, and in case the Escrow Agents obey and comply with any such writ, order, judgment or decree, they shall not be liable to any of the parties hereto, their heirs, personal representatives, successors or assigns or to any other person, firm or corporation, by reason of such compliance notwithstanding such writ, order, judgment or decree be subsequently reversed, modified, annulled, set aside or vacated.

          (j) The Escrow Agents may employ agents and attorneys for the reasonable protection of the property held hereunder and of themselves and shall have a lien on any such property for any and all costs, expenses and attorneys' fees reasonably incurred by them and shall be entitled to reimburse themselves therefor out of any such property.

          (k) In the event of any dispute as to the disposition of the Escrowed Documents held hereunder in escrow, Escrow Agents shall have the right, at their option, to either hold the same or deposit the same with a court of competent jurisdiction pending decision of such court, and the Escrow Agent shall be entitled to rely upon the decision of such court. Upon depositing the Escrowed Documents with the court, the Escrow Agent's duties hereunder shall be terminated.

          (l) Any notice, demand or other communication in connection with this Escrow Agreement shall be in writing and delivered in person or sent by overnight courier or certified mail, return receipt requested, addressed to the relevant party at the address set forth for such party in the Purchase Agreement, and to the Escrow Agents as follows:

               Whitman Breed Abbott & Morgan
               100 Field Point Road
               Greenwich, Connecticut 06830
               ATTENTION: Anthony M. Macleod, Esq.
               Telecopier: (203) 869-1951

               Pavia & Harcourt
               600 Madison Avenue
               New York, New York 10022
               ATTENTION: Jordan E. Ringel
               Telecopier: (212) 980-3185

     5. Settlement of Disputes. Any dispute which may arise under this Agreement with respect to the delivery and/or ownership or right of possession of the Escrowed Documents or any portion thereof, or the duties of the Escrow Agents hereunder, shall be settled either by mutual agreement of the parties concerned (evidenced by appropriate instructions in writing to the Escrow Agents, signed by all parties) or by a binding arbitration conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association, or by a final order, decree or judgment of a court of competent jurisdiction in the United States of America (the time for appeal having expired and no appeal having been perfected). Prior to the settlement of any dispute, the Escrow Agents are authorized and directed to retain in their possession, without liability to anyone, that portion of the Escrowed Documents which is the subject of such dispute.

     6. Termination. This Agreement shall terminate and cease to be of further effect upon the distribution of all of the Escrowed Documents, except for the right of indemnification provided herein which shall survive any such termination.

     7.    Modification.   No  modification  of  the  terms  of  this
Agreement shall be effective unless in writing and signed by the party against whom enforcement is sought.

    8. Successors and Assigns. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, each of the parties designated above and their respective heirs, successors and assigns.

     9. Governing Law. The interpretation of this Agreement shall be governed by the laws of the State of New York.

     10. Counterparts. This Agreement may be executed in two or more fully executed counterparts, each of which shall be deemed an original, but all of such counterparts together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                              DCI Telecommunications Inc.

                              By______________________________
                                Name: Joseph J. Murphy
                                Title: President and CEO

                              Muller Media, Inc.

                              By______________________________
                                Name: Robert B. Muller
                                Title: President

                              ________________________________
                                        Robert Muller

                              ________________________________
                                      Daniel Mulholland

                              Whitman Breed Abbott & Morgan
                              Escrow Agent

                              By______________________________
                                Name: Anthony M. Macleod
                                Title: Partner

                              Pavia & Harcourt
                              Escrow Agent

                              By______________________________
                                Name: Jordan E. Ringel
                                Title:

                 EXHIBIT 1 TO ESCROW AGREEMENT



    ESCROWED DOCUMENT       DELIVERED BY      UPON CLOSING
                                            TO BE DELIVERED TO

1.   Stock Certificate      Muller        Pavia & Harcourt
     No. 2 of Muller
     Media, Inc. in the
     name of Robert
     Muller ("Muller")
     Representing 80
     Shares of Common
     Stock

2.   Stock Certificate      Mulholland    Pavia & Harcourt
     No. 3 of Muller
     Media, Inc. in the
     name of Daniel
     Mulholland
     ("Mulholland")
     Representing 3
     Shares of Common
     Stock

3.   Stock Certificate      Mulholland    Pavia & Harcourt
     No. 4 of Muller
     Media, Inc. in the
     name of Mulholland
     Representing 3
     Shares of Common
     Stock

4.   Stock Certificate      Mulholland    Pavia & Harcourt
     No. 5 of Muller
     Media, Inc. in the
     name of Mulholland
     Representing 3
     Shares of Common
     Stock

5.   Stock Certificate      Mulholland    Pavia & Harcourt
     No. 6 of Muller
     Media, Inc. in the
     name of Mulholland
     Representing 3
     Shares of Common
     Stock

6.   Stock Certificate      Mulholland    Pavia & Harcourt
     No. 7 of Muller
     Media, Inc. in the
     name of Mulholland
     Representing 3
     Shares of Common
     Stock

7.   Stock Certificate      Mulholland    Pavia & Harcourt
     No. 8 of Muller
     Media, Inc. in the
     name of Mulholland
     Representing 5
     Shares of Common
     Stock

8.   Stock Powers with      Muller        Pavia & Harcourt
     respect to the Stock
     referred to in 1
     above

9.   Stock Powers with      Mulholland    Pavia & Harcourt
     respect to the Stock
     referred to in 2-7
     above

10.  Stock Certificate      DCI           Whitman Breed Abbott
     No. 4399 of DCI                      & Morgan
     representing 960,000
     Shares of Common
     Stock of DCI in the
     name of Muller

11.  Stock Certificate      DCI           Whitman Breed Abbott
     No. 4400 of DCI                      & Morgan
     representing 240,000
     Shares of Common
     Stock of DCI in the
     name of Mulholland

                             SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    DCI Telecommunications, Inc.

                    Joseph J. Murphy
                    __________________________
                    Joseph J.  Murphy
                    President
                    Date: July 7, 1998